October 25, 2005

Via Edgar Transmission and Federal Express

Mr. Nicholas P. Panos
Special Council, Office of Mergers & Acquisitions
Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:          7-Eleven, Inc.
                Schedule 14D-9 filed on September 19, 2005
                Schedule 14D-9/A filed on September 22, 2005
                Schedule 14D-9/A filed on October 25, 2005

                File No.  5-17916

Dear Mr. Panos:

On behalf of 7-Eleven, Inc., a Texas corporation (the “Company”), transmitted herewith electronically for filing pursuant to Regulation S-T under the Rules and Regulations promulgated under the Securities Act of 1933, as amended, its Amendment No. 2 (“Amendment No. 2”) to the Schedule 14D-9 Solicitation/Recommendation Statement (File No. 5-17916).  In connection with such filing, set forth below are responses to the comments of the Staff (the “Staff”) communicated in its letter, dated September 26, 2005 and addressed to the Company.

General

1.               Notwithstanding the absence of a specific item requirement in the Schedule 14D-9, advise us what consideration has been given to summarizing the Greenhill opinion and attaching any written analyses or presentation materials used in issuing their advisory services to the Special Committee.  Refer to Item 8 of Schedule 14D-9 and Item 1011(b) of Regulation M-A.

Response:  The Greenhill Opinion regarding the revised Offer has been both summarized and included as a schedule in Amendment #2 to the Schedule 14D-9.

Item 3.  Past Contracts, Transactions, Negotiations and Agreements

2.                                       The Schedule 14-D9 identifies not less than five employment agreements that entitle certain executives to payments in the event 7-Eleven is determined to “go private.”  The description does not, however, adequately disclose the rationale for adopting the employment agreements, especially in view of the fact the payment terms become operative when a change of control occurs.  7-Eleven should affirmatively disclose how security holders might benefit from the existence of these agreements, and specifically address whether or not it adopted these agreements to serve as an anti-takeover device.  Security holders need to understand whether or not an actual or potential conflict of interest may exist as a result of the agreements.  Refer to Item 3 of Schedule 14D-9 and Item 1005(d) of Regulation M-A.

Response:  The employment agreements were approved prior to the announcement of the Offer by both the Compensation and Benefits Committee of the Company, which is comprised of non-employee directors of the Company, who are also unaffiliated with Seven-Eleven Japan Co., Ltd., and the Company’s Board of Directors.  The acceleration provision in the employment agreements in connection with a “going-private transaction” was adopted to ensure the retention of key employees that, at the time the employment agreements were entered into, may have not otherwise had incentive to remain with the Company given the possibility that SEJ, as a controlling shareholder of the Company, might decide, at some point in the future, to initiate a “going-private transaction.”  The loss of public company status would result in the loss of equity incentives highly valued by employees.  At the time these employment agreements were adopted, it was considered by the Compensation and Benefits Committee and the Company’s Board of Directors to be in the best interest of shareholders to ensure the retention of these employees.  The employment agreements were not adopted as an anti-takeover device since the existence of a controlling shareholder precluded any takeover without the consent of the controlling shareholder.  In addition, they do not create an actual or potential conflict of interest because the Special Committee, which has made the determination to recommend the revised Offer (with the assistance of independent financial and legal advisors), is comprised of non-employee directors whose interests are closely aligned with the shareholders of the Company.

Item 4.  The Solicitation or Recommendation

3.                                       The disclosure in this section refers to a variety of factors considered by the Board and its advisors in connection with their evaluation of the offer.  Item 4 of Schedule 14D-9 and the corresponding Item 1012(b) of Regulation M-A, however, require that actual reasons be cited to explain why an unfavorable recommendation is being made.  Please revise this section to expressly state reasons that in fact support of the Board’s decision to recommend that the security holders reject the offer.

Response:  The requested amendment has been made in Amendment #2 to the Schedule 14D-9 in connection with the revised Offer.

4.                                       Each person making a solicitation or recommendation must discuss in reasonable detail the reasons upon which their position is based.  Conclusory statements or the listing of generalized areas of consideration are not considered sufficient disclosure.  See Item 1012(b) of Regulation M-A.  7-Eleven must, at a minimum, amend their unqualified identification of the information considered to describe the import or the utility of the reasons that are anticipated to be offered in support of their recommendation to reject the offer.

Response:  The requested revision has been made in Amendment #2 to the Schedule 14D-9 in connection with the revised Offer.

Closing Comments

The Company hereby affirms the following:

•                  the Company is responsible for the adequacy and accuracy of the disclosure in the filing;

•                  staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

•                  the Company may not assert staff comments as a defense in any proceeding initiated by the Commission under the federal securities laws of the United States.

Should you have any questions, please feel free to contact the undersigned at 214-746-8178 or Michael A. Saslaw at 214-746-8117.

Sincerely,

/s/ D. Gilbert Friedlander, Esq.
D. Gilbert Friedlander, Esq.

cc:  Michael A. Saslaw